UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 16, 2010

NRG Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15891	41-1724239
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

211 Carnegie Center, Princeton, New Jersey		08540
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-524-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2010, NRG Energy, Inc. ("NRG"), the subsidiaries of NRG named in the Twenty-Fourth Supplemental Indenture (as hereinafter defined) (the "Existing Guarantors"), Carbon Management Solutions LLC, Clean Edge Energy LLC and NRG Artesian Energy LLC (the "Guaranteeing Subsidiaries") and Law Debenture Trust Company of New York, as trustee (the "Trustee"), entered into a twenty-eighth supplemental indenture (the "Twenty-Eighth Supplemental Indenture"), supplementing the indenture, dated as of February 2, 2006 (the "Base Indenture"), among NRG and the Trustee, as supplemented by a first supplemental indenture, dated as of February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.250% senior notes due 2014 (the "2014 Notes"), and as supplemented by a third supplemental indenture, dated as of March 14, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a fifth supplemental indenture, dated as of April 28, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a seventh supplemental indenture, dated as of November 13, 2006 among NRG, the Existing Guarantors party thereto and the Trustee, a tenth supplemental indenture, dated as of July 19, 2007 among NRG, the Existing Guarantors party thereto and the Trustee, a thirteenth supplemental indenture, dated as of August 28, 2007, among NRG, the Existing Guarantors party thereto and the Trustee, a sixteenth supplemental indenture, dated as of April 28, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a nineteenth supplemental indenture, dated as of May 8, 2009, among NRG, the Existing Guarantors party thereto and the Trustee and a twenty-fourth supplemental indenture, dated as of October 5, 2009 (the "Twenty-Fourth Supplemental Indenture"), among NRG, the Existing Guarantors and the Trustee. Pursuant to the Twenty-Eighth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2014 Notes.

On April 16, 2010, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into a twenty-ninth supplemental indenture (the "Twenty-Ninth Supplemental Indenture"), supplementing the Base Indenture, as supplemented by a second supplemental indenture, dated as of February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $2,400,000,000 aggregate principal amount of 7.375% senior notes due 2016 (the "2016 Notes"), and as supplemented by a fourth supplemental indenture, dated as of March 14, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a sixth supplemental indenture, dated as of April 28, 2006, among NRG, the Existing Guarantors party thereto and the Trustee an eighth supplemental indenture, dated as of November 13, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, an eleventh supplemental indenture, dated as of July 19, 2007, among NRG, the Existing Guarantors party thereto and the Trustee, a fourteenth supplemental indenture, dated as of August 28, 2007, among NRG, the Existing Guarantors party thereto and the Trustee , a seventeenth supplemental indenture, dated as of April 28, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twentieth supplemental indenture, dated as of May 8, 2009, among NRG, the Existing Guarantors party thereto and the Trustee and a twenty-fifth supplemental indenture, dated as of October 5, 2009, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Twenty-Ninth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2016 Notes.

On April 16, 2010, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into a thirtieth supplemental indenture (the "Thirtieth Supplemental Indenture"), supplementing the Base Indenture, as supplemented by a ninth supplemental indenture, dated as of November 21, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 7.375% senior notes due 2017 (the "2017 Notes"), and as supplemented by a twelfth supplemental indenture, dated as of July 19, 2007, among NRG, the Existing Guarantors party thereto and the Trustee, a fifteenth supplemental indenture, dated as of August 28, 2007, among NRG the Existing Guarantors party thereto and the Trustee, an eighteenth supplemental indenture, dated as of April 28, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twenty-first supplemental indenture, dated as of May 8, 2009, among NRG, the Existing Guarantors party thereto and the Trustee and a twenty-sixth supplemental indenture, dated as of October 5, 2009, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Thirtieth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2017 Notes.

On April 16, 2010, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the thirty-first supplemental indenture (the "Thirty-First Supplemental Indenture"), supplementing the Base Indenture, as supplemented by a twenty-second supplemental indenture, dated as of June 5, 2009, among NRG, the Existing Guarantors party thereto and the Trustee pursuant to which NRG issued $700,000,000 aggregate principal amount of 8.50% senior notes due 2019 (the "2019 Notes"), and as supplemented by a twenty-third supplemental indenture, dated as of July 14, 2009, among NRG, the Existing Guarantors party thereto and the Trustee and a twenty-seventh supplemental indenture, dated as of October 5, 2009, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Thirtieth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2019 Notes.

A copy of the Twenty-Eighth Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Twenty-Ninth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Thirtieth Supplemental Indenture is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Thirty-First Supplemental Indenture is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Twenty-Eighth Supplemental Indenture, Twenty-Ninth Supplemental Indenture, Thirtieth Supplemental Indenture and Thirty-First Supplemental Indenture is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits No. - Description

4.1 Twenty Eighth Supplemental Indenture, dated as of April 16, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2 Twenty Ninth Supplemental Indenture, dated as of April 16, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.3 Thirtieth Supplemental Indenture, dated as of April 16, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.4 Thirty-First Supplemental Indenture, dated as of April 16, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

April 21, 2010	By:	/s/ Michael R. Bramnick

Name: Michael R. Bramnick
Title: Sr. Vice Pres. & General Counsel

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Exhibit Index

Exhibit No.	Description

4.1	Twenty Eighth Supplemental Indenture, dated as of April 16, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.
4.2	Twenty Ninth Supplemental Indenture, dated as of April 16, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.
4.3	Thirtieth Supplemental Indenture, dated as of April 16, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.
4.4	Thirty-First Supplemental Indenture, dated as of April 16, 2010, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.